Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED

FINANCING AND SECURITY AGREEMENT

THIRD AMENDMENT TO

AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT  (this “Amendment”) is made as of December 14, 2009, by and among (a) OPTELECOM-NKF, INC., a corporation organized under the laws of the State of Delaware (the “U.S. Borrower”); (b) OPTELECOM-NKF HOLDING, B.V., a private company with limited liability organized and existing under the laws of The Netherlands (the “Dutch Borrower”)(the U.S. Borrower and the Dutch Borrower each being sometimes called a “Borrower” and both of them being collectively called the “Borrowers”); (c) OPTELECOM-NKF,  B.V., a private company with limited liability organized and existing under the laws of The Netherlands (“NKF”); (d) OPTELECOM-NKF S.L., a private company with limited liability organized and existing under the laws of Spain (the “Spanish Subsidiary”); and (e) OPTELECOM UK LIMITED, a company organized and existing under the laws of England and Wales and  OPTELECOM-NKF LIMITED, a company organized and existing under the laws of England and Wales (each a “U.K. Subsidiary” and collectively, the “U.K. Subsidiaries”)(the U.S. Borrower, the Dutch Borrower, the U.K. Subsidiaries, the Spanish Subsidiary being each sometimes call an “Obligor” and all of them collectively, the “Obligors”); and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York State Banking corporation (the “Lender”); Witnesseth:

On June 25, 2008, the Obligors and the Lender executed and delivered a certain Amended and Restated Financing and Security Agreement (the “Original Financing Agreement”).  The Original Financing Agreement was amended pursuant to a First Amendment to Amended and Restated Financing and Security Agreement dated March 31, 2009 (the “First Amendment”), by and among the Obligors and the Lender.  The Original Financing Agreement was amended pursuant to a Second Amendment to Amended and Restated Financing and Security Agreement dated July 1, 2009 (the “Second Amendment”), by and among the Obligors and the Lender.  The Original Financing Agreement as amended pursuant to the First Amendment and the Second Amendment is hereinafter called the “Financing Agreement.”  The Obligors and the Lender have agreed to amend certain provisions of the Financing Agreement subject to and in accordance with this Amendment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Lender and the Obligors agree as follows:

1.                                      Recitals.  The Lender and the Obligors acknowledge that the above recitals to this Amendment are true and correct, and agree that the same are incorporated by reference into the body of this Amendment.  Unless otherwise specifically defined herein, all terms defined by the provisions of the Financing Agreement shall have the same meanings ascribed to such terms by the provisions of the Financing Agreement when used herein.

2.                                      Amendments to Financing Agreement.

2.1.                            The Financing Agreement is hereby amended by deleting the term “Dutch Revolving Credit Committed Amount” appearing in Section 1.1 of the Financing Agreement in its entirety and by substituting the following in lieu thereof:

“Dutch Revolving Credit Committed Amount” is at any one time the Euro Currency Equivalent of Five Hundred Thousand Dollars ($500,000).

2.2.                            The Financing Agreement is hereby amended by deleting the term “Dutch Revolving Credit Expiration Date” appearing in Section 1.1 of the Financing Agreement in its entirety and by substituting the following in lieu thereof:

““Dutch Revolving Credit Expiration Date” means February 28, 2010.”

2.3.                            The Financing Agreement is hereby amended by deleting the term “U.S. Revolving Credit Committed Amount” appearing in Section 1.1 of the Financing Agreement in its entirety and by substituting the following in lieu thereof:

“U.S. Revolving Credit Committed Amount” means Five Hundred Thousand Dollars ($500,000).

2.4.  The Financing Agreement is hereby amended by deleting the term “U.S. Revolving Credit Expiration Date” appearing in Section 1.1 of the Financing Agreement in its entirety and by substituting the following in lieu thereof:

““U.S. Revolving Credit Expiration Date” means February 28, 2010.”

2.5.  The Financing Agreement is hereby amended by deleting Section 6.1.14 sub-section (d) in its entirety and by substituting the following in lieu thereof:

“(d)  Minimum Funds Flow. The U.S. Borrower will maintain: (i) for the fiscal quarter ending June 30, 2009, the sum of its EBITDA plus Non Cash Stock Option/Restricted Stock Expense of not less than $100,000, (ii) for the fiscal quarter ending September 30, 2009, the sum of its EBITDA plus Non Cash Stock Option/Restricted Stock Expense of not less than $1,200,000, and (iii) for the fiscal quarter ending December 31, 2009, the sum of its EBITDA plus Non Cash Stock Option/Restricted Stock Expense of not less than $250,000.”

2.6.  The Financing Agreement is hereby amended by deleting the date “December 31, 2009, set forth in Section 6.1.28 (which was changed from September 8, 2009, in the Second Amendment) in its entirety and by substituting the following in lieu thereof:

“February 28, 2010”

3.                                      Confirmation of Security Interest.  The Obligors hereby confirm that pursuant to the provisions of the Financing Agreement, the Obligors has granted to the Lender a security interest and continuing lien, in and to the Collateral.

4.                                      Representations and Warranties.  The Obligors represent and warrant to the Lender that each and all of the representations and warranties of the Obligors in the Financing Agreement and the other Financing Documents are true and correct on the date hereof as if the same were made on the date hereof.  The Obligors further represents and warrants to the Lender that as of the date hereof, the Collateral is free and clear of all assignments, security interests, liens and other encumbrances of any kind and nature whatsoever except for those permitted under the provisions of the Financing Agreement.

5.                                      Fee.  The Obligors shall pay to the Lender an amendment and wavier fee in the amount of $15,000 simultaneously with the execution and delivery of this Amendment.

6.                                      Amendment Only.  This Amendment is only an agreement amending certain provisions of the Financing Agreement.  All of the provisions of the Financing Agreement are incorporated herein by reference and shall continue in full force and effect as amended by this Amendment.  The Borrower hereby ratifies and confirms all of its obligations, liabilities and indebtedness under the provisions of the Financing Agreement as amended by this Amendment.  The Lender and the Borrower agree it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish, any of the obligations, indebtedness and liabilities of the Borrower or any other party under the provisions of the Financing Agreement or under any of the other Financing Documents, or any assignment or pledge to the Lender of, or any security interest or lien granted to the Lender in or on, any collateral and security for such obligations, indebtedness and liabilities.

7.                                      Applicable Law, Etc.  This Amendment shall be governed by the laws of the State of Maryland and shall be binding upon and inure to the benefit of the Lender and the Borrower and their respective successors and assigns.

Signature Page for Third Amendment to Amended and Restated

Financing and Security Agreement

WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:	OPTELECOM-NKF, INC.

	By:	(Seal)
,
(Name)		(Name) (Title)

WITNESS OR ATTEST:	OPTELECOM-NKF HOLDING, B.V.

	By:	(Seal)
,
(Name)		(Name) (Title)

WITNESS OR ATTEST:	OPTELECOM-NKF, B.V.

	By:	(Seal)
,
(Name)		(Name) (Title)

WITNESS OR ATTEST:	OPTELECOM-NKF S.L.

	By:	(Seal)
,
(Name)		(Name) (Title)

WITNESS OR ATTEST:	OPTELECOM UK LIMITED

	By:	(Seal)

,
(Name)		(Name) (Title)

WITNESS OR ATTEST:	OPTELECOM-NKF LIMITED

	By:	(Seal)

,
(Name)		(Name) (Title)

WITNESS OR ATTEST:	MANUFACTURERS AND TRADERS TRUST COMPANY

	By:	(Seal)
J. Eric Goodwin, Vice President
(Name)